UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 24, 2009

Date of report (Date of earliest event reported)

NEW ULM TELECOM, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, Minnesota 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 24, 2009, New Ulm Telecom, Inc. (“New Ulm”) completed the sale of its ownership interests in SHAL Networks, Inc., SHAL, LLC, Direct Communications, LLC and En-Tel Communications, LLC to Iowa Telecommunications Services, Inc. for approximately $1.9 million.

The sale of these minority owned investments allowed New Ulm to monetize non-core investments. In addition, this transaction released New Ulm from approximately $5.7 million in loan guarantees to RTFC for loans made to SHAL, LLC and En-Tel Communications, LLC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits
Exhibit	99.1 Press Release dated September 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Ulm Telecom, Inc.

Date: September 25, 2009	By:	/s/ Bill Otis
Bill Otis President and Chief Executive Officer